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                                                                    EXHIBIT 21.1

                            GLOBAL KNOWLEDGE, INC.
                                     OWNS

                         GLOBAL KNOWLEDGE NETWORK, INC.

                 WHICH IN TURN OWNS THE FOLLOWING SUBSIDIARIES

     ASIAN SUCCESS MANAGEMENT LTD. (CHINA) (KNOWN AS GEN CHINA)
     CONSULTING AND TRAINING SERVICES (FRANCE)
     GLOBAL KNOWLEDGE NETWORK AUSTRALIA PTY LIMITED
     GLOBAL KNOWLEDGE NETWORK GMBH (AUSTRIA)
     GLOBAL KNOWLEDGE NETWORK (MIDDLE EAST) W.L.L. (BAHRAIN) (DORMANT) GLOBAL KNOWLEDGE NETWORK BELGIUM S.A.
     GLOBAL KNOWLEDGE NETWORK (CANADA) INC.
     GLOBAL KNOWLEDGE NETWORK CZECH REPUBLIC S.R.O. (DORMANT)
     GLOBAL KNOWLEDGE NETWORK, INC., SIVULIIKE SUOMESSA (FINLAND/US
       BRANCH) (DORMANT)
     GLOBAL KNOWLEDGE NETWORK SOCIETE ANONYME (FRANCE)
     OWNS - L'INSTITUT ERIS
     GLOBAL KNOWLEDGE GERMANY GMBH (FORMERLY AB 9727)
          OWNS - GLOBAL KNOWLEDGE VERWALTUNGS GMBH (UNLIMITED PARTNER) AND GLOBAL KNOWLEDGE GMBH & CO. KG (FORMERLY ICON) (LIMITED PARTNER)
     GLOBAL KNOWLEDGE NETWORK (HONG KONG) LIMITED
     GLOBAL KNOWLEDGE NETWORK IRELAND LIMITED
     GLOBAL KNOWLEDGE NETWORK ITALIA S.R.L.
     GLOBAL KNOWLEDGE NETWORK, INC. JAPAN (US BRANCH)
     HANKOOK GLOBAL KNOWLEDGE NETWORK CHUSIK HOESA (KOREA)
     GLOBAL KNOWLEDGE NETWORK (MALAYSIA) SDN.BHD.
     GLOBAL KNOWLEDGE NETWORK MEXICO S.A. DE CV
     GLOBAL KNOWLEDGE NETWORK, NETHERLANDS B.V.
     OWNS - VMX GROEP, B.V.
     GLOBAL KNOWLEDGE NETWORK EUROPE B.V. (EUROPEAN SERVICE CENTER)
     GLOBAL KNOWLEDGE NETWORK NEW ZEALAND PTY LIMITED (DORMANT)
     GLOBAL KNOWLEDGE NETWORK NORWAY AS (IN PROCESS OF LIQUIDATION)
     GLOBAL KNOWLEDGE NETWORK (SINGAPORE) PTE LIMITED
     GLOBAL KNOWLEDGE NETWORK SPAIN S.L.
     GLOBAL KNOWLEDGE NETWORK SWEDEN AB
     GLOBAL KNOWLEDGE NETWORK (SCHWEITZ) AG (SWITZERLAND)
     GLOBAL KNOWLEDGE NETWORK MANAGEMENT SA (SWITZERLAND)
     GLOBAL KNOWLEDGE NETWORK (TAIWAN) CO., LTD. (DORMANT)
     GLOBAL KNOWLEDGE NETWORK (THAILAND) LIMITED (DORMANT)
     GLOBAL KNOWLEDGE NETWORK (UK) LIMITED